KeyCorp Second Quarter 2014 Earnings Review July 17, 2014 Beth E. Mooney Chairman and Chief Executive Officer Don Kimble Chief Financial Officer Exhibit 99.2 **** **** **** **** ****

FORWARD-LOOKING STATEMENTS AND ADDITIONAL
INFORMATION DISCLOSURE
This presentation contains forward-looking statements, including statements about our financial condition, results of operations, asset quality trends, capital levels and profitability. Forward-looking statements can often be identified by words such as “outlook,” “goal,” “objective,” “plan,”
“expect,” “anticipate,” “intend,” “project,” “believe,” or “estimate.” Forward-looking statements represent management’s current expectations and forecasts regarding future events. If underlying assumptions prove to be inaccurate or unknown risks or uncertainties arise, actual results could vary materially from these projections or expectations.
Risks and uncertainties include but are not limited to: (1) deterioration of commercial real estate market fundamentals; (2) declining asset prices; (3)
adverse changes in credit quality trends; (4) changes in local, regional and international business, economic or political conditions; (5) the extensive and increasing regulation of the U.S. financial services industry; (6) increasing capital and liquidity standards under applicable regulatory rules; (7)
unanticipated changes in our liquidity position, including but not limited to, changes in the cost of liquidity, our ability to enter the financial markets and to secure alternative funding sources; (8) our ability to receive dividends from our subsidiary, KeyBank; (9) downgrades in our credit ratings or those of KeyBank; (10) operational or risk management failures by us or critical third-parties; (11) breaches of security or failures of our technology systems due to technological or other factors and cybersecurity threats; (12) adverse judicial proceedings; (13) the occurrence of natural or man-made disasters or conflicts or terrorist attacks; (14) a reversal of the U.S. economic recovery due to economic, political or other shocks; (15) our ability to anticipate interest rate changes and manage interest rate risk; (16) deterioration of economic conditions in the geographic regions where we operate;
(17) the soundness of other financial institutions; (18) our ability to attract and retain talented executives and employees, to effectively sell additional products or services to new or existing customers, and to manage our reputational risks; (19) our ability to timely and effectively implement our strategic initiatives; (20) increased competitive pressure due to industry consolidation; (21) unanticipated adverse effects of acquisitions and dispositions of assets or businesses; and (22) our ability to develop and effectively use the quantitative models we rely upon in our business planning.
We provide greater detail regarding these factors in our 2013 Form 10-K and subsequent filings, which are available online at www.key.com/ir and
www.sec.gov. Forward-looking statements speak only as of the date they are made and Key does not undertake any obligation to update the forward-
looking statements to reflect new information or future events.
This presentation also includes certain Non-GAAP financial measures related to “tangible common equity,” “Tier 1 common equity,” “pre-provision net revenue,” and “cash efficiency ratio.” Management believes these ratios may assist investors, analysts and regulators in analyzing Key’s financials.
Although Key has procedures in place to ensure that these measures are calculated using the appropriate GAAP or regulatory components, they have limitations as analytical tools and should not be considered in isolation, or as a substitute for analysis of results under GAAP. For more information on these calculations and to view the reconciliations to the most comparable GAAP measures, please refer to the Appendix to this presentation or our most recent earnings press release.

Positive operating leverage year-over-year
Total average loans up 6% from prior year, driven by CF&A up 13%
CF&A loan growth and investment banking and debt placement fees (up 18%
year-over-year) reaffirms strength of business model
Expenses remain well-controlled, down 3% from prior year
Asset quality remains strong, with NCOs below targeted range
NPAs down 41% from prior year
New business originations are higher quality than overall book
Remaining disciplined with structure and relationship focus
Strong Risk
Management
Repurchased $108 million in common shares in 2Q14
Increased quarterly common share dividend by 18%
Committed to capital priorities: organic growth, dividends, repurchases, opportunistic growth
Positive
Operating
Leverage
Investor Highlights – 2Q14
Execution of strategy and differentiated business model driving results
Disciplined
Capital
Management

Pacific Crest
SECURITIES

Technology
Consumer
Energy
Healthcare
Industrial
Public Sector
Real Estate

Strategic Acquisition: Leading Technology Platform
Highlights Expected Benefits
Industry-focused firm covering high growth
technology sub-verticals
Comprehensive platform aligned with Key’s business
model
- Equity research
- Sales and trading
- Investment banking
Recognized as a leading research and capital
markets provider across technology sub-verticals
- #1 ranked Technology Equity Sales Coverage for
the past 6 years
(a)
- #2 ranked for Best Sales Professional Support
(b)
- Top 10 Greatest Knowledge of Industries/
Companies
(b)
Accelerates growth and impact in the market,
consistent with Key’s strategy
Adds new expertise and clients while driving
synergies across the platform
Provides the opportunity to expand new and
existing client relationships
- Delivers breadth of Key platform to acquired
relationships
- Capitalizes on convergence of technology
across other industry verticals
(a) 2014 Greenwich Small / Mid-cap Rankings
(b) 2014 Greenwich All U.S. institutions Rankings
Underscores Key’s commitment to be the leading corporate and investment bank serving middle market companies

Industry Verticals
Note: Acquisition subject to regulatory approval and customary closing conditions; expected closing date: end of third quarter 2014

5 Financial Review ********************

Financial Highlights
TE = Taxable equivalent, EOP = End of Period
(a) From continuing operations
(b) Year-over-year average balance growth
(c)  From consolidated operations
(d) 6-30-14 ratios are estimated
(e) Non-GAAP measure: see Appendix for reconciliation
Metrics 2Q14 1Q14 4Q13 3Q13 2Q13
EPS – assuming dilution $  .27 $  .26 $  .26 $  .25 $  .21
Cash efficiency ratio (e) 65.8% 64.9% 67.4% 67.5% 69.1%
Net interest margin (TE) 2.98 3.00 3.01 3.11 3.13
Return on average total assets 1.14 1.13 1.08 1.12 .95
Total loans and leases 6% 4% 3% 5% 7%
CF&A loans 13 9 8 11 14
Deposits (excl. foreign deposits) 2 4 8 5 8
Tier 1 common equity (d), (e) 11.3% 11.3% 11.2% 11.2% 11.2%
Tier 1 risk-based capital (d) 12.1 12.0 12.0 11.9 11.9
Tangible common equity to tangible assets (e) 10.2 10.1 9.8 9.9 10.0
NCOs to average loans .22% .15% .27% .28% .34%
NPLs to EOP portfolio loans .71 .81 .93 1.01 1.23
Allowance for loan losses to EOP loans 1.46 1.50 1.56 1.62 1.65
Balance
Sheet
Growth (a), (b)
Capital (c)
Asset
Quality (a)
Financial
Performance (a)

CF&A loans up 13%
$26.4
$23.5
$28.0
$21.0
$14.0
$7.0
$0.0
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14

Total loans up 6%
$52.7
$55.6
$60.0
$45.0
$30.0
$15.0
$0.0
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14

Average total loans up 6% from prior year
– Driven by 13% increase in CF&A
Total commitments continue to grow with
utilization relatively stable
High quality new loan originations: consistent with
moderate risk profile
Remaining disciplined with structure and
relationship focus
Loan Growth
$ in billions
Highlights Average Commercial, Financial & Agricultural Loans
Average Loans
Exit Portfolios (a) Home Equity & Other Total Commercial
$ in billions
(a) Growth in exit portfolio in 1Q14  reflects movement of international leasing business

1.25%
1.00%
.75%
.50%
.25%
.00%
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
.62%
.52%
.26%
.18%

$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$64.9
$66.5
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14

Improving Deposit Mix
Highlights Funding Cost
Overall funding cost continues to improve
Transaction deposit balances up 4% from 2Q13
Growth from prior year reflects inflows from
commercial clients as well as commercial
mortgage servicing
Total CD maturities and average cost
– 2014 Q3: $1.8 billion at .98%
– 2014 Q4: $.8 billion at .66%
– 2015 and beyond: $3.6 billion at 1.22%
Average Deposits
(a)
$ in billions
Note: Transaction deposits include noninterest-bearing, and NOW and MMDA
(a) Excludes deposits in foreign office
Cost of total deposits (a)
Interest-bearing liability cost
CDs and other time deposits Savings Noninterest-bearing NOW and MMDA

$620
$580
$540
$500
4.00%
3.50%
3.00%
2.50%
2.00%
$586
$579
3.13%
2.98%
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14

Net Interest Income and Margin
TE = Taxable equivalent
Continuing Operations
Highlights
Net Interest Income (TE) & Net Interest Margin (TE) Trend
Net interest income down 1% from prior year due to:
– Competitive environment and asset repricing
offsetting loan growth
– 2Q14 leveraged lease termination
(-$2 MM impact)
Growth from the prior quarter (up 2%) reflects
continued loan growth, day count and funding cost
improvement
Maintaining moderate asset sensitive position
– Naturally asset sensitive balance sheet flows:
approximately 70% of loans variable rate
– High quality investment portfolio with average
life of 3.6 years
– Flexibility to quickly adjust interest rate risk
position
NIM Change (bps): vs.  1Q14
Loan yield (.05)
Leveraged lease termination (.01)
Loan fees .02
CD maturities / repricing .01
Interest rate risk management / swaps .01
Total Change (.02)
Net interest income (TE)
NIM (TE)
$ in millions

Noninterest income up 6%
$525
$450
$375
$300
$225
$150
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14

21%
22%
15%
9%
9%
2%
8%
14%
Trust & Investment Services
Investment Banking & Debt Placement
Deposit Service Charges
Cards & Payments
Corporate Services
Mortgage Fees
Operating Lease Income
Other(a)

Noninterest Income
TE = Taxable equivalent
Continuing Operations
Highlights Noninterest Income
Noninterest income up 6% from prior year, due to:
– Investment banking and debt placement fees
up 18%
– Gains from leveraged lease termination and
principal investing
Change from prior quarter (up 5%) reflects:
– Investment banking and debt placement fees
up 18%
– Leveraged lease early termination gain
– Seasonal pickup in activity levels
• Cards and payments: +13%
• Deposit service charges: +5%
2Q14
Noninterest Income Diversity
$ in millions
(a) Other includes corporate-owned life insurance, principal investing, etc.
Leveraged lease termination gains TruPS gains
$455
$429

Expenses down 3%
$800
$700
$600
$500
$400
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14

70%
65%
60%
65.8%
63.4%
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14

Focused Expense Management
Noninterest Expense
$ in millions
Highlights
$689
Noninterest Expense Outlook
(a) Non-GAAP measure: see Appendix for reconciliation
(b) Excludes one-time gains of $54 million related to the redemption of trust preferred securities
$711
$2.8 B
Cash Efficiency Ratio
(a)
(b)
Expenses down 3% from prior year, benefitting
from continuous improvement efforts
Increase from prior quarter reflects:
Seasonal trends in marketing and personnel
Higher level of efficiency charges
Focused on improving efficiency and driving into
targeted range
Y-o-Y:
low to
mid-
single
digit %
decline
FY13 Reported FY14 Outlook
Efficiency charges:
Pension charges:
$15 $37 $16 $22 $10
$ 2
$25
Efficiency and pension charges, as a % of revenue:
.8% 1.5% 1.5% 3.6% 3.9% 2.3%
1.0%
Cash efficiency ratio,
excluding efficiency
and pension charges
$24
2.3%

2013 Reported NIE
2013 Efficiency and Pension Charges
2013 NIE Excl. Charges
Expense Savings
Operating Cost Increase(a)
Investments
2014 NIE Outlook Excl. Charges
2014 Efficiency Charges
2014 NIE Outlook

Focused Expense Management
$2.82 B
$117 MM
$2.70 B
Low to mid-
single digit
decline year-
over-year
Continued cost savings enable investments and offset normal expense growth
(4) % – (6) %
1% – 2.5%
1% - 2%
(a) Operating cost increase includes inflationary adjustments, annual merit increases, etc.
2% – 2.5%

Note: Percentage ranges based upon 2014 expense plans and calculated from 2013 reported NIE

[redacted]

70%
65%
60%
55%
50%
2Q14
Business Growth, Net of Investments
Expense Savings
2-3 Year Outlook

[redacted]

Improving Efficiency
Cash Efficiency Ratio (a)
Driving progress toward the low end of our targeted range
Rising interest rates present an opportunity for additional improvement, with long-term goal of moving below targeted range
(a) Non-GAAP measure: see Appendix for reconciliation

Current Target:
60% - 65%

$120
$80
$40
$0
3.00%
2.00%
1.00%
.00%
(1.00)%
NCOs decreased by 33%
$45
.34%
$28
.22%
$30
$10
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14

$1,000
$900
$800
$700
$600
210%
185%
160%
135%
110%
206%
$876
$814
134%
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14

$800
$600
$400
$200
$0
1.60%
1.20%
0.80%
0.40%
NPAs decreased by 41%
1.23%
.71%
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14

Nonperforming Assets
Net Charge-offs & Provision for Loan and Lease Losses
NPLs
NPLs to period-end loans
NCOs Provision for loan and
lease losses
NCOs to average loans
$ in millions
$ in millions
NPLs held for sale,
OREO & other NPAs
Continued Improvement in Asset Quality
Highlights
Net loan charge-offs decreased 33% from 2Q13 to
$30 MM, or 22 bps of average loans
Total gross charge-offs down 24% from 2Q13 and
down 2% from 1Q14
Commercial loan recoveries exceeded gross
charge-offs by $3 MM in 2Q14
Net charge-offs expected to continue below the
targeted range for the remainder of the year
Allowance for Loan and Lease Losses
Allowance for loan and
lease losses to NPLs
Allowance for loan
and lease losses
$ in millions
$693
$410

11.00%
10.00%
9.00%
8.00%
7.00%
6.00%
9.96%
10.15%
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14

Book value up 7%
$12.00
$11.50
$11.00
$10.50
$10.00
$9.50
$9.00
$10.89
$11.65
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14

12.00%
10.00%
8.00%
6.00%
11.18%
11.33%
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14

Disciplined capital management
Continuing to invest in businesses
Increased quarterly common share dividend
by 18%
Repurchased $108 MM in common shares
Tier 1 Common Equity
(a), (b)
Tangible Common Equity to Tangible Assets
(a)
Strong Capital
Highlights
Book Value per Share
(a) Non-GAAP measure: see Appendix for reconciliations
(b) 6-30-14 ratio is estimated

2014 Outlook and Expectations
Loans
• Mid-single digit average balance growth
Net Interest
Income
• Relatively stable from 2013, with slight downward pressure from competitive environment
Noninterest
Income
• Low single-digit growth compared to prior year
Expense
• Low to mid-single digit percentage decline from 2013
Efficiency /
Productivity
• Positive operating leverage
Asset Quality
• Net charge-offs to average loans expected to continue below targeted range of 40 – 60 bps for the remainder of the year
Capital
• Disciplined execution of 2014 capital plan, including dividends and share repurchases

Guidance ranges: relatively stable: +/- 2%; low single-digit: <5%; mid-single digit: 4% - 6%

17 Appendix *****************************

Progress on Targets for Success
Focus areas
Metrics
(a)
2Q14 1Q14 Targets
Improving balance
sheet efficiency
Loan to deposit ratio
(b)
87% 88% 90-100%
Maintaining
moderate risk
profile
NCOs to average loans .22% .15%
40-60 bps
Provision to average loans .07% .04%
Growing high
quality, diverse
revenue streams
Net interest margin 2.98% 3.00% >3.50%
Noninterest income
to total revenue
44% 43% >40%
Generating
positive operating
leverage
Cash efficiency ratio
(c)
66% 65% 60-65%
Strengthening
returns with
disciplined capital
management
Return on average assets 1.14% 1.13% 1.00-1.25%
(a)  Continuing operations, unless otherwise noted
(b) Represents period-end consolidated total loans and loans held for sale (excluding education loans in the securitization trusts)
divided by period-end consolidated total deposits (excluding deposits in foreign office)
(c) Excludes intangible asset amortization; non-GAAP measure: see Appendix for reconciliation

Supporting business activities with
technology development
Driving productivity through improved
talent management
Driving Positive Operating Leverage
Revenue Growth Expense Savings
Community
Bank
Corporate
Bank
Improving sales productivity with
existing and new bankers
Launched new product: Hassle-Free
Enhancing online and mobile channels
Optimizing branch channel
Driving greater efficiencies through back
and middle-office processes
Enterprise
Adding senior bankers with industry
expertise and relationships
Strengthening commercial payment
product capabilities
Strategic investment in technology vertical
Exiting international leasing originations
and reducing related cost structure
Variablizing cost through utilization of third-
party partners
Rationalization of fixed income trading
platform
Improving operational effectiveness
(Lean Six Sigma, variablizing costs)
Reducing occupancy costs
Right-sizing support activities

$20.0
$15.0
$10.0
$5.0
$0.0
5.00%
4.00%
3.00%
2.00%
1.00%
.00%
2.17%
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14

25%
20%
15%
10%
20%
19%
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14

Average Total Investment Securities Highlights
Average AFS securities
$ in billions
High Quality Investment Portfolio
Portfolio composed of Agency-backed CMOs:
Fannie, Freddie & GNMA
– No private label MBS or financial paper
Currently reinvesting cash flows into GNMA
securities, for Basel III liquidity (LCR)
– 31% of total portfolio was GNMA at 6/30/14
Securities cash flows of $.9 billion in 2Q14
and $.8 billion in 1Q14
Average portfolio life at 6/30/14 of 3.6 years,
unchanged from 3/31/14 Securities to Total Assets
(b)
(a)  Yield is calculated on the basis of amortized cost
(b)  Includes end of period held-to-maturity and available-for-sale securities
Average yield (a)
Average HTM securities
$17.4
2.33%
$17.4

1.00%
.75%
.50%
.25%
.00%
.47%
.49%
.15%
.15%
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14

0%
(2)%
(4)%
(6)%
(8)%
(10)%
(12)%
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
(3)%
(4)%

Asset Quality Trends
Quarterly Change in Criticized Outstandings
(a)
Delinquencies to Period-end Total Loans
(a) Loan and lease outstandings
(b) From continuing operations
30 – 89 days delinquent 90+ days delinquent
Metric
(b)
2Q14 1Q14 4Q13 3Q13 2Q13
Delinquencies to EOP total loans: 30-89 days .49% .48% .58% .54% .47%
Delinquencies to EOP total loans: 90+ days .15 .16 .13 .17 .15
NPLs to EOP portfolio loans .71 .81 .93 1.01 1.23
NPAs to EOP portfolio loans + OREO + Other NPAs .74 .85 .97 1.08 1.30
Allowance for loan losses to period-end loans 1.46 1.50 1.56 1.62 1.65
Allowance for loan losses to NPLs 205.6 185.7 166.9 160.4 134.4
Continuing Operations
Continuing Operations

Period-
end loans
Average
loans
Net loan
charge-offs
Net loan
charge-offs (b) /
average loans
(%)
Nonperforming
loans (c)
Ending
allowance (d)
Allowance /
period-end
loans (d)   (%)
Allowance /
NPLs
(%)
6/30/14 2Q14 2Q14 2Q14 6/30/14 6/30/14 6/30/14 6/30/14
Commercial, financial and agricultural (a) $   26,327 $   26,444 - - $                    37 $             373 1.42 N/M
Commercial real estate:
Commercial Mortgage 7,946 7,880 - - 38 159 2.00 418.42
Construction 1,047 1,049 $            (1) (.38) 9 34 3.25 377.78
Commercial lease financing 4,241 4,257 (2) (.19) 15 60 1.41 400.00
Real estate – residential mortgage 2,189 2,189 1 .18 89 25 1.14 28.09
Home equity 10,679 10,627 10 .38 189 86 .81 45.50
Credit cards 718 702 11 6.29 1 30 4.18 N/M
Consumer other – Key Community Bank 1,514 1,479 7 1.90 2 24 1.59 N/M
Consumer other – Exit Portfolio 939 984 4 1.63 16 23 2.45 143.75
Continuing total (e) $   55,600 $    55,611 $            30 .22 $                  396 $             814 1.46 205.56
Discontinued operations 4,162 4,273 7 1.16 19 32 1.31 168.42
Consolidated total $   59,762 $    59,884 $            37 .26 $                  415 $             846 1.46 203.86
Credit Quality by Portfolio
Credit Quality
$ in millions

(a)   6-30-14 ending loan balances include $94 million of commercial credit card balances; 6-30-14 average loan balances include $95 million of assets from commercial credit cards
(b) Net loan charge-off amounts are annualized in calculation. NCO ratios for discontinued operations and consolidated Key exclude education loans in the securitization trusts since valued at fair-market value
(c) 6-30-14 NPL amount excludes $15 million of purchased credit impaired loans
(d)   6-30-14 allowance by portfolio is estimated. Allowance/period loans ratios for discontinued operations and consolidated Key exclude education loans in the securitization trusts since valued at fair-market value
(e)  6-30-14 ending loan balances include purchased loans of $151 million, of which $15 million were purchased credit impaired
N/M = Not meaningful

Loan Balances	Average Loan Size ($)	Average FICO	Average LTV (a)	% of Loans LTV>90%	Vintage (% of Loans) 2012 and later	2011	2010	2009	2008 and prior
Loans and lines										
First lien	$ 6,103	$ 69,452	767	67 %	.6 %	47 %	5 %	3 %	4 %	41 %
Second lien	4,276	47,292	762	76	3.3	31	5	3	4	57
Community Bank	$ 10,379	58,214	765	71	1.7	40	5	4	4	47
Exit portfolio	300	22,330	729	80	2.5	-	-	-	-	100
Total home equity portfolio	**$ 10,679**									
Nonaccrual loans and lines										
First lien	$ 91	$ 62,046	713	72 %	.6 %	4 %	3 %	3 %	5 %	85 %
Second lien	87	48,713	711	78	2.2	1	2	2	3	92
Community Bank	$ 178	54,748	712	75	1.4	3	3	2	4	88
Exit portfolio	11	24,570	701	77	2.8	-	-	-	-	100
Total home equity nonaccruals	**$ 189**									
Second quarter net charge-offs (NCOs)										
Community Bank	$ 9					2 %	1 %	2 %	2 %	93 %
% of average loans	.35 %									
Exit Portfolio	$ 1					-	-	-	-	100
% of average loans	1.31 %

(a) Average LTVs are at origination. Current average LTVs for Community Bank total home equity loans and lines is approximately 71%, which compares to 71% at the end of the first quarter of 2014.
Home Equity Portfolio – 6/30/14
$ in millions, except average loan size
Home Equity Portfolio
Highlights
High quality portfolio
Community bank loans and lines: 97% of total portfolio; branch-
originated
– 59% first lien position
– Average FICO score of 765
– Average LTV at origination: 71%
$4.0 billion of the total portfolio are fixed rate loans that require principal and interest payments; $6.7 billion are lines
$1.5 billion in lines outstanding (14% of the total portfolio)
come to end of draw period in the next four years
– Proactive communication and client outreach initiated
near end of draw period

$4,000
$3,000
$2,000
$1,000
$0
$3,286
$2,560
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14

Balance Outstanding Change Net Loan Charge-offs
Balance on
Nonperforming Status
6-30-14 3-31-14
6-30-14 vs.
3-31-14
2Q14 (c) 1Q14 (c) 6-30-14 3-31-14
Residential properties – homebuilder $          19 $          20 $            (1) - $       (1) $           7           $       7
Marine and RV floor plan 23 23 - - - 6 6
Commercial lease financing
(a)
1,154 1,381 (227) $        (5) (2) 3 3
Total commercial loans 1,196 1,424 (228) (5) (3) 16 16
Home equity – Other 300 315 (15) 1 2 11 11
Marine 888 965 (77) 5 4 15 15
RV and other consumer 61 66 (5) (1) 1 1 1
Total consumer loans 1,249 1,346 (97) $         5 7 27 27
Total exit loans in loan portfolio $     2,445 $     2,770 $        (325) - $         4 $         43 $         43
Discontinued operations – education lending
business (not included in exit loans above)
(b)
$    4,162 $    4,354 $        (192) $         7 $         9 $         19 $         20
Average balances, $ in millions
(a) Includes (1) the business aviation, commercial vehicle, office products, construction and industrial leases; (2) Canadian lease financing portfolios;
(3) European lease financing portfolios; and (4) all remaining balances related to lease in, lease out; sale in, lease out; service contract leases; and
qualified technological equipment leases.
(b) Includes loans in Key’s consolidated education loan securitization trusts
(c) Credit amounts indicate recoveries exceeded charge-offs
$ in millions
Exit Loan Portfolio
1Q14 growth in exit portfolio
reflects movement of
international leasing business
Exit Loan Portfolio

Three months ended
6-30-14 3-31-14 12-31-13 9-30-13 6-30-13
Tangible common equity to tangible assets at period end
Key shareholders’ equity (GAAP) $ 10,504 $ 10,403 $ 10,303 $ 10,206 $ 10,229
Less: Intangible assets
(a)
1,008 1,012 1,014 1,017 1,021
Preferred Stock, Series A
(b)
282 282 282 282 282
Tangible common equity (non-GAAP)  $ 9,214 $ 9,109 $ 9,007 $ 8,907 $ 8,926
Total assets (GAAP) $ 91,798 $ 90,802 $ 92,934 $ 90,708 $ 90,639
Less: Intangible assets
(a)
1,008 1,012 1,014 1,017 1,021
Tangible assets (non-GAAP) $ 90,790 $ 89,790 $ 91,920 $ 89,691 $ 89,618
Tangible common equity to tangible assets ratio (non-GAAP) 10.15% 10.14% 9.80% 9.93% 9.96%
Tier 1 common equity at period end
Key shareholders’ equity (GAAP) $ 10,504 $ 10,403 $ 10,303 $ 10,206 $ 10,229
Qualifying capital securities 339 339 339 340 339
Less: Goodwill 979 979 979 979 979
Accumulated other comprehensive income (loss)
(c)
(325) (367) (394) (409) (359)
Other assets
(d)
81 84 89 96 101
Total Tier 1 capital (regulatory) 10,108 10,046 9,968 9,880 9,847
Less: Qualifying capital securities 339 339 339 340 339
Preferred Stock, Series A
(b)
282 282 282 282 282
Total Tier 1 common equity (non-GAAP)  $ 9,487 $ 9,425 $ 9,347 $ 9,258 $ 9,226
Net risk-weighted assets (regulatory)
(e)
$ 83,729 $ 83,637 $ 83,328 $ 82,913 $ 82,528
Tier 1 common equity ratio (non-GAAP)
(e)
11.33% 11.27% 11.22% 11.17% 11.18%
Pre-provision net revenue
Net interest income (GAAP) $ 573 $ 563 $ 583 $ 578 $ 581
Plus: Taxable-equivalent adjustment 6 6 6 6 5
Noninterest income (GAAP) 455 435 453 459 429
Less: Noninterest expense (GAAP) 689 662 712 716 711
Pre-provision net revenue from continuing operations (non-GAAP) $ 345 $ 342 $ 330 $ 327 $ 304
GAAP to Non-GAAP Reconciliation
$ in millions

a) Three months ended June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013, and June 30, 2013, exclude $79 million, $84 million, $92 million, $99 million, and $107 million of period-end purchased credit card receivable intangible assets, respectively
b) Net of capital surplus for the three months ended June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013, and June 30, 2013
c) Includes net unrealized gains or losses on securities available for sale (except for net unrealized losses on marketable equity securities), net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans
d) Other assets deducted from Tier 1 capital and net risk-weighted assets consist of disallowed intangible assets (excluding goodwill) and deductible portions of nonfinancial equity investments.  There were no disallowed deferred tax assets at June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013, and
June 30, 2013
e) 6-30-14 amount is estimated

Three months ended
6-30-14 3-31-14 12-31-13 9-30-13 6-30-13
Average tangible common equity
Average Key shareholders’ equity (GAAP) $ 10,459 $ 10,371 $ 10,272 $ 10,237 $ 10,314
Less: Intangible assets (average)
(a)
1,010 1,013 1,016 1,019 1,023
Preferred Stock, Series A (average) 291 291 291 291 291
Average tangible common equity (non-GAAP) $ 9,158 $ 9,067 $ 8,965 $ 8,927 $ 9,000
Return on average tangible common equity from continuing operations
Net income (loss) from continuing operations attributable to Key common shareholders (GAAP) $ 242 $ 232 $ 229 $ 229 $ 193
Average tangible common equity (non-GAAP) 9,158 9,067 8,965 8,927 9,000
Return on average tangible common equity from continuing operations (non-GAAP) 10.60% 10.38% 10.13% 10.18% 8.60%
Return on average tangible common equity consolidated
Net income (loss) attributable to Key common shareholders (GAAP) $ 214 $ 236 $ 224 $ 266 $ 198
Average tangible common equity (non-GAAP) 9,158 9,067 8,965 8,927 9,000
Return on average tangible common equity consolidated (non-GAAP) 9.37% 10.56% 9.91% 11.82% 8.82%
Cash efficiency ratio
Noninterest expense (GAAP) $ 689 $ 662 $ 712 $ 716 $ 711
Less: Intangible asset amortization (GAAP) 9 10 10 12 10
Adjusted noninterest expense (non-GAAP) $ 680 $ 652 $ 702 $ 704 $ 701
Net interest income (GAAP) $ 573 $ 563 $ 583 $ 578 $ 581
Plus: Taxable-equivalent adjustment 6 6 6 6 5
Noninterest income (GAAP) 455 435 453 459 429
Total taxable-equivalent revenue (non-GAAP) $ 1,034 $ 1,004 $ 1,042 $ 1,043 $ 1,015
Cash efficiency ratio (non-GAAP) 65.8% 64.9% 67.4% 67.5% 69.1%
GAAP to Non-GAAP Reconciliation (continued)
$ in millions
(a) Three months ended June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013, and June 30, 2013 exclude $82 million, $89 million, $96 million,
$103 million, and $110 million of average purchased credit card receivable intangible assets, respectively

KeyCorp & Subsidiaries
$ in billions
Quarter ended
June 30, 2014
Tier 1 common equity under current regulatory rules $                    9.5
Adjustments from current regulatory rules to the Regulatory Capital Rules:
Deferred tax assets and PCCRs (b) (.1)
Common Equity Tier 1 anticipated under the Regulatory Capital Rules (c) $                    9.4
Total risk-weighted assets under current regulatory rules $                  83.7
Adjustments from current regulatory rules to the Regulatory Capital Rules:
Loan commitments <1 year 1.0
Past Due Loans .2
Mortgage servicing assets (d) .5
Deferred tax assets (d) .2
Other 1.5
Total risk-weighted assets anticipated under the Regulatory Capital Rules $                  87.1
Common Equity Tier 1 ratio under the Regulatory Capital Rules 10.8%
(a) Common equity Tier 1 capital is a non-generally accepted accounting principle (GAAP) financial measure that is used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies. Management reviews Common Equity Tier 1 along with other measures of capital as part of its financial analyses
(b) Includes the deferred tax asset subject to future taxable income for realization, primarily tax credit carryforwards, as well as the deductible portion of purchased credit card receivables
(c) The anticipated amount of regulatory capital and risk-weighted assets is based upon the federal banking agencies’ Regulatory Capital Rules (as fully phased-in on January 1, 2019); Key is subject to the Regulatory Capital Rules under the “standardized approach”
(d) Item is included in the 10%/15% exceptions bucket calculation and is risk-weighted at 250%
Table may not foot due to rounding

Common Equity Tier 1 Under the Regulatory Capital
Rules (estimated)
(a)